          PRUDENTIAL'S
          GIBRALTAR FUND



          [PHOTO]



          SEMIANNUAL REPORT
          TO PLANHOLDERS

          PRUDENTIAL'S FINANCIAL
          SECURITY PROGRAM

          JUNE 30, 1997

  [LOGO]  PRUDENTIAL
          The Prudential Insurance Company of America
          751 Broad Street
          Newark, NJ 07102-3777

                                     [LOGO]

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TABLE OF CONTENTS

I.   LETTER TO PLANHOLDER                                                    2
     1. Market Review                                                        4
     2. Investment Advisor's Outlook                                         8
     3. Prudential's Gibraltar Fund                                         10

II.  PRUDENTIAL'S GIBRALTAR FUND
     The Prudential's Financial Security Program is the only
     account investing in Prudential's Gibraltar Fund.
     1. Financial Statements                                                A1
     2. Schedule of Investments                                             B1
     3. Notes to Financial Statements                                       C1

PERIOD ENDED JUNE 30, 1997
LETTER TO PLANHOLDER

[PHOTO]
JONATHAN M. GREENE
PRESIDENT

DEAR PLANHOLDER:

We are pleased to provide our Semiannual Report to you on the investment performance of Prudential's Gibraltar Fund.

Once again, the news is outstanding. In the first half of this year, stock prices surged nearly 21%, two times their rise in an average full year. In fact, the Dow Jones Industrial Average broke through 8000 on July 16, two weeks after the end of the first half. This certainly was not what most Wall Street experts had predicted.

Bonds, too, performed favorably in the first half of the of 1997. Bonds returned 3.1% over the last six months, as measured by the Lehman Brothers Aggregate Index. Corporate High Yield bonds in general were the strongest, returning 5.8% for the period.

What led to such excellent performance? Conditions were idyllic for most investors in the first half - economic growth was strong and interest rates were relatively stable, so corporate profits rose. Unemployment fell to a 23-year low and consumer confidence hit a 28-year high.

HOW DID THE GIBRALTAR FUND PERFORM?

The Prudential Gibraltar Fund delivered a return of 11.18% in the first six-months of the year, slightly below the Lipper (VIP) Growth Average of 13.52%.

IT'S LONG-TERM PERFORMANCE THAT COUNTS.

Although in this report we're focusing primarily on performance for the first half of the year, remember that it's long-term performance that counts. Review your Fund's performance so far in 1997, but also be sure to note its longer-term record as well. You will note that over the past five and 10 years the Gibraltar Fund has delivered excellent performance, both on an absolute basis and in comparison with funds having similar objectives. Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important, because most people buy variable annuity products to finance long-term goals.

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--------------------------------------------------------------------------------
"Conditions were idyllic for most investors in the first half - economic growth was strong and interest rates were relatively stable, so corporate profits rose."

COULD THE THIRD TIME BE A CHARM?

When the U.S. stock market rose 37% in 1995, we doubted it would be repeated any time soon. Then stocks advanced 23% in 1996. Again, we suggested that this kind of performance was unlikely to be duplicated again. And now, through the first half 1997, stocks are already up nearly 21%.

It's clear that we - and, we venture, most other investors - cannot predict the stock market. Nevertheless, it's even more important now to repeat what we wrote six months ago - that the U.S. stock market sits at valuation beyond all historic boundaries.

Now, more than ever, we believe it is worth reminding you that the Gibraltar Fund is subject to the same risks and rewards as the general stock market and that your expectations should be reasonable. What's reasonable? Well, over the last 70 years the average annual return of U.S. stocks is 10.7% as measured by the S&P 500.

With this in mind, your Prudential Representative/Pruco Securities Registered Representative stands ready to discuss these issues and to assist you in any way he or she can. We believe that your personal financial representative - one who understands you and your long-term investment needs - is a valuable resource given today's market.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.



/s/ Jonathan M. Greene                  /s/ Mendel Melzer

Jonathan M. Greene                      Mendel A. Melzer, CFA
President,                              Chairman,
Prudential's Gibraltar Fund             Prudential's Gibraltar Fund


July 23, 1997


[PHOTO]
MENDEL A. MELZER, CFA
CHAIRMAN


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IMPORTANT NOTE

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Fund and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of the Fund but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

1997 MARKET REVIEW


U.S. STOCKS

THE DOW: 6600, 6800, 7000, 7200, 7400, 7600 . . .

After rising 37% in 1995 and 23% in 1996, stock prices rose another 21% in the first six months of 1997. This stunning performance prompted analysts and economists alike to reach for superlatives.

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HOW THE MARKETS COMPARED.(1)

                                                Average Return Over
                    Year-to-Date 1997        Past 20 Years (Annualized)

Money Market               2.5%                         7.7%
Bonds                      3.1%                         9.5%
Foreign Stocks            15.6%                        15.1%
U.S. Stocks               20.6%                        15.9%

--------------------------------------------------------------------------------
THIS CHART COMPARES THE 6-MONTH RETURN AS OF 6/30/97 FOR VARIOUS CATEGORIES OF INVESTMENTS WITH THE AVERAGE ANNUAL TOTAL RETURN OVER 20 YEARS FOR THE SAME INVESTMENT. AS YOU CAN SEE, STOCK AND BOND MARKET RETURNS CAN VARY CONSIDERABLY FROM YEAR TO YEAR. UNLIKE STOCKS, BONDS GENERALLY OFFER A FIXED RATE OF RETURN AND PRINCIPAL IF HELD TO MATURITY. AN INVESTMENT'S PAST PERFORMANCE SHOULD NEVER BE USED TO PREDICT FUTURE RESULTS. THERE ARE DIFFERENT RISKS ASSOCIATED WITH EACH INVESTMENT SECTOR, WHICH SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING.

(1) SOURCE: PRUDENTIAL. FOR PURPOSES OF COMPARISON ONLY. U.S. MONEY MARKETS AS MEASURED BY LIPPER MONEY MARKET AVERAGE. BONDS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE INDEX. FOREIGN STOCKS AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX. U.S. STOCKS AS MEASURED BY THE S&P 500 INDEX.

The wonder was the economy. The current U.S. economic expansion is now in its seventh year, the third longest in history. Unemployment is at its lowest since 1973. Inflation seems like a distant memory. All of this means higher corporate revenues and stable corporate borrowing costs -- and as a result, higher corporate profits. It's a nearly idyllic investment environment.

To be sure, the stock market did not rocket straight up in the first half of the year. Stocks actually fell nearly 10% in the spring, amid short-lived fears of higher interest rates. Back in March, the Federal Reserve increased short-term interest rates (by a quarter of a percentage point), for the first time in two years. The nation's central bankers feared that first-quarter economic growth would set off a new round of inflation. Stocks recovered in April amid evidence the growth rate was moderating.

LARGE STOCKS WERE THE LEADERS, AGAIN.

In the first half of the year, the biggest stocks were the best performers. The five biggest companies in the S&P 500 gained 34% in the first half of the year, while the top 25 companies gained 28%. Of the largest companies, the drug stocks seemed to do the best as a group, with Warner Lambert up 67%, Eli Lilly rising 51%, Bristol-Myers Squibb climbing 49% and Pfizer advancing 45% during the period.

Small company stocks trailed larger companies, as they have for several years now, rising 10% in the first half of 1997 as measured by the Russell 2000*. (These companies are generally defined as those whose outstanding stock is valued at less than $1 billion.) Still, performance of these stocks has been improving in recent months. Consumer growth stocks (powered by the pharmaceutical companies) led the market, followed by financial and consumer cyclical stocks (auto, retail and housing stocks whose fortunes tend to mirror the ups and downs of the economy).

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U.S. STOCKS: CONSUMER GROWTH TOPS.


                              Y-T-D
                             6/30-97
                             -------

Consumer Growth               24.5%
Finance                       23.6%
Consumer Cyclical             21.1%
Technology                    21.0%
Industrials                   19.4%
Energy                        18.6%
Utilities                      7.8%
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SOURCE: PRUDENTIAL

CONSUMER GROWTH stocks rose almost 25% during the first half of 1997, powered primarily by drug companies, beverages and household products. As stock prices rose higher and higher, investors seemed to favor the very largest companies that produce the most steadily predictable earnings and therefore stocks that can be traded most easily. Widely owned Coca-Cola rose 30%. Another household name, Gillette, rose 22%. Drug companies also did well, as previously mentioned.

FINANCIAL stocks climbed nearly 24% for the period. Mergers and acquisitions among financial companies continued to dominate (such as Morgan Stanley and Dean Witter), helping to fuel interest in this area. A feeling that the Federal Reserve would not raise short-term interest rates any further helped power bank stocks higher.

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THE DOW IN THE PAST TWELVE MONTHS.

The Dow marched from 5500 to 7000 in 8 months.

Jul                     5,473.06
                        5,679.83
                        5,681.31
                        5,689.45
                        5,722.74
Aug                     5,616.21
                        5,659.86
                        5,838.52
                        5,888.46
Sep                     5,872.92
                        5,992.86
                        5,969.38
                        6,094.23
Oct                     6,007.02
                        6,021.93
                        6,219.82
                        6,348.03
                        6,471.76
Nov                     6,521.7
                        6,381.94
                        6,304.87
                        6,484.4
Dec                     6,560.91
                        6,544.09
                        6,703.79
                        6,833.1
                        6,696.48
Jan                     6,813.09
                        6,855.8
                        6,988.96
                        6,931.62
Feb                     6,877.74
                        7,000.89
                        6,935.46
                        6,804.79

In March and April, fears of higher interest rates shook the market.

Mar                     6,740.59
                        6,526.07
                        6,391.69
                        6,703.55
Apr                     6,738.87
                        7,071.2
                        7,169.53
                        7,194.67
                        7,345.91
May                     7,331.04
                        7,435.78
                        7,782.04
                        7,796.51
Jun                     7,687.72

The Dow rose 20% in 11 weeks, closing at 7688.
--------------------------------------------------------------------------------
WEEKLY CLOSE OF THE DOW JONES INDUSTRIAL AVERAGE FOR THE PAST TWELVE MONTHS.


CONSUMER CYCLICAL stocks ranked third, rising 21% during the period, as the U.S. economy grew at 4.9% in the first quarter, and unemployment was at its lowest since 1973. Retailers led, powered by major gainers Nordstrom, up 39%; Home Depot, advancing 38%; and Dayton Hudson, climbing 37%.

LARGE STOCKS OUTPERFORMED SMALL STOCKS.

                  Y-T-D        20-Year
                 6/30/97       Average
                 -------       -------

S&P 500*         20.6%         15.9%

NASDAQ*          11.7%         14.3%

Russell 2000*    10.2%         15.7%
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* THE STANDARD & POOR'S 500, NASDAQ, AND RUSSELL 2000 ARE UNMANAGED INDICES THAT
  ARE CONSIDERED TO BE GENERALLY REPRESENTATIVE OF U.S. STOCK MARKETS. INVESTORS CANNOT INVEST DIRECTLY IN INDICES OR MARKET AVERAGES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

1997 MARKET REVIEW CONTINUED


U.S. BONDS

INTEREST RATES: SOMEWHAT STABLE.

Long-term interest rates rose, then fell, in the first half of the year, ending slightly higher at midyear. The Federal Reserve raised short-term interest rates for the first time in two years, lifting the overnight bank lending rate by a quarter of a percentage point in March to 5.5% as a precaution against too-strong economic growth. In response, long-term interest rates at first rose. Rates later eased as inflation worries subsided, along with concerns of further action by the Federal Reserve.

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30-YEAR U.S. TREASURY YIELDS.

               Jul            6.97
               Aug            7.12
               Sep            6.92
               Oct            6.64

Yields bottomed at 6.35% on Nov. 29.

               Nov            6.35
               Dec            6.64
               Jan            6.79
               Feb            6.8
               Mar            7.1

Inflation fears drove yields up to 7.17% on April 14.

               Apr            6.96
               May            6.91

Slower economic growth pushed yields down to 6.78% on June 30.

               Jun            6.78
--------------------------------------------------------------------------------
MONTHLY CLOSING YIELDS FOR THE PAST TWELVE MONTHS. SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

Bonds returned 3.1% over the first six months of 1997 as measured by the Lehman Brothers Aggregate Index. The yield on the bellwether 30-year U.S. Treasury bond rose to 6.78% on June 30, 1997, from 6.64% on December 31, 1996. Short-term rates, as measured by the three-month U.S. Treasury bill, actually fell slightly, to 5.17% on June 30, 1997.

Corporate high yield bonds in general were the strongest, returning 5.8% for the period. High yield corporate bonds fared well on solid economic growth, rising corporate profits, minimal defaults and powerful demand as a broadening base of institutional investors seeking higher yields became interested in this sector. A large number of new issues were sold in the first half -- $55 billion -- only $8 billion less than in all of last year. Better-rated high yield securities, as a group, outperformed those with poorer credit ratings.

Solid economic growth, stable inflation and steady governments also helped emerging markets bonds to a strong first half. Argentina led all of Latin America, rising 11% as financial stability in the region improved generally. Brazil, Mexico and Venezuela followed, as reported by Morgan Stanley.

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HIGH YIELD BONDS PERFORMED BEST.

High Yield Bonds              5.8%
Mortgage Bonds                3.9%
AGGREGATE INDEX               3.1%
Corporate Bonds               3.1%

Government Bonds              2.6%
--------------------------------------------------------------------------------
SOURCE: LEHMAN BROTHERS, AS OF 6/30/97.

FOREIGN STOCKS

EUROPE STRONG; JAPAN AND PACIFIC REGION REBOUND.

Although stock markets in Europe and the Pacific couldn't match the torrid performance of the U.S. market in the first half of 1997, European stocks were strong and Pacific stock markets -- especially Japan, which represents two-thirds of the region -- came alive in the second quarter.

In the Pacific, returns for the full first six months of the year were comparatively subdued: Pacific stocks rose 7% and Japanese stocks climbed 9%. But these returns masked a 24% gain by Japanese stocks for U.S. investors in the second quarter, because the yen strengthened significantly against the U.S. dollar.

LET'S DO EUROPE.

Europe was the best region outside the United States in the first six months (as measured in dollars), as stocks of many more-efficient export-oriented companies led markets higher. European stocks in general have benefited from the movement toward monetary unity in 1999, which has forced governments to economize, reducing interest rates. Export-oriented companies fared best, rising in the second quarter.

JAPAN RISES.

A strengthening yen powered Japanese stocks to their highest levels since December, igniting gains throughout the Pacific region. The U.S. dollar lost 12% against the yen in just five weeks in May and June. This helped Japanese stocks rise 24% for U.S. investors in the second quarter. But because Japanese stocks had lost ground in the first quarter of 1997, they were ahead only 9% in U.S. dollars for the first half of the year.

Hong Kong stocks also performed well, as investors overcame their fear of turning over the British colony to China after more than 150 years.

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U.S. TOPS FOREIGN MARKETS.

                               Y-T-D
                              6/30/97
                              -------
MSCI World Index               15.6%
MSCI Europe Index              14.5%
MSCI EAFE Index                11.4%
MSCI Japan Index                9.2%
MSCI Pacific Index              7.3%

S&P 500 INDEX                  20.6%
--------------------------------------------------------------------------------
SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX IS A WEIGHTED, UNMANAGED INDEX OF PERFORMANCE OF 1,472 SECURITIES LISTED ON THE STOCK EXCHANGES OF THE U.S., EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MORGAN STANLEY COUNTRY INDICES [EUROPE, ASIA, FAR EAST (EAFE), PACIFIC AND JAPAN] ARE UNMANAGED INDICES THAT INCLUDE THOSE STOCKS MAKING UP THE LARGEST TWO-THIRDS OF EACH COUNTRY'S TOTAL STOCK MARKET CAPITALIZATION. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT INDICATIVE OF THE PAST, PRESENT OR FUTURE PERFORMANCE OF ANY SPECIFIC INVESTMENT. INVESTORS CANNOT INVEST DIRECTLY IN STOCK INDICES.

THE STANDARD & POOR'S 500 IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS, WHICH PROVIDES A BROAD INDICATOR OF STOCK PRICE MOVEMENTS.

1997 INVESTMENT ADVISOR'S OUTLOOK



THE ECONOMY.

Our economists at Prudential suspect that growth will remain relatively subdued for the rest of the year. Economic growth slowed sharply in the second quarter.

They also expect inflation will remain benign, below 3%. As a result, the Federal Reserve will likely refrain from raising short-term interest rates any further this year, and the central bankers may ultimately lower rates by early next year, our economists predict.

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ECONOMIC OUTLOOK.

                 Est.
                 1997
               --------

GDP              2.7%

Inflation        2.2%

--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL ECONOMICS.


U.S. STOCKS: WHAT'S AFTER 8000?

Now that the Dow Jones Industrial Average has hurdled 8000, with some analysts now predicting a Dow of 10,000, it's only natural to wonder how long all this good news can continue. After all, stock prices have doubled in the last two and a half years.

At these high price levels, stock selection is even more crucial. So, too, is understanding the objective, strategy and risks of the portfolio in which your contract values are invested. Some stocks now sell at very high prices -- particularly those of large, well-known companies. But other stocks remain attractive. Some of our managers like industrial companies, real estate investment trusts and securities brokerages, because they believe they have room to appreciate. Others like insurance, paper and retailing, thinking they are undervalued. Our growth stock managers who have done very well with the pharmaceuticals, also think that technology is due for an upswing after hitting what seemed like a bottom in April.

BONDS: WE'RE SEARCHING FOR YIELD.

We suspect that prices in the bond market will remain relatively stable through the rest of the year, depending on the relative weakness or strength that investors see in the economy.

We are focusing now on finding bonds that provide more yield than U.S. Treasurys while offering comparatively little additional risk.

We are particularly interested in crossover bonds -- those with split ratings of investment grade (BBB) by one rating agency and just below investment grade (BB) by another. Frequently, we can buy these bonds at more attractive prices than bonds rated below investment grade (high yield bonds), because of the uncertainty over their credit strength.

We are also interested in emerging markets. Relative stability in governments, economic growth and low inflation made emerging markets bonds the best-performing bonds in the world in the first half of the year. We've added Russian, South African, Panamanian and Polish bonds, among others, to our portfolios.

FOREIGN STOCKS: LOOK FOR THE JAPANESE SURPRISE.

The Japanese stock market may be a pleasant surprise this year. We've purchased stocks of domestically oriented Japanese companies that sell their products and services within the country; they are more attractively priced than export-oriented multinational companies.

In Europe, we see the opposite. We are invested in multinational stocks, particularly those that are restructuring to increase efficiency. We believe that the movement toward a common European currency will continue to constrain economic growth rates within Europe, so we are most interested in companies listed on European stock exchanges but that derive most of their revenues from outside Europe.

In Hong Kong, we suspect that the new Chinese control will limit the escalation of real estate prices. Since property-related stocks are about a third of the market index, prices in general will have to struggle to move higher.

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A REALITY CHECK.

Stock prices in general have nearly doubled in the last two and a half years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years, and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1926, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years, returns have been much higher, as the chart below shows.
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RETURNS OF THE U.S. STOCK MARKET.

                     Average
                     Annual
                     Return
                    ---------
LAST 70 YEARS
1926-1996             10.7%

LAST TWO YEARS
1995                  37.4%
1996                  23.0%

LAST SIX MONTHS
1997                  20.6%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

PRUDENTIAL'S GIBRALTAR FUND


PERFORMANCE SUMMARY.

Your Fund returned 11.18% over the past half year. U.S. stocks extended their long climb through the first half of 1997, except for a month-long slide around the end of the first quarter. General equity funds trailed the market and the Prudential Gibraltar Fund trailed the Lipper (VIP) Growth Average by 2.4 percentage points, as reported by Lipper Analytical Services. Over a full
12 months, your returns were much higher than the Lipper average.

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--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JUNE 30, 1997

                                   Six            One           Three          Five            Ten
                                  Months          Year          Years          Years          Years
---------------------------------------------------------------------------------------------------------
Gibraltar Fund(1)                 11.18%         28.92%         19.35%         18.44%         14.20%
---------------------------------------------------------------------------------------------------------
Lipper (VIP) Growth Avg.(2)       13.52%         23.63%         23.74%         17.87%         13.23%
---------------------------------------------------------------------------------------------------------
S&P 500(3)                        20.60%         34.68%         28.83%         19.76%         14.63%
---------------------------------------------------------------------------------------------------------
GIBRALTAR FUND INCEPTION DATE: 3/14/68.




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--------------------------------------------------------------------------------
$10,000 INVESTED OVER TEN YEARS

             $37,727.90                         $34,683.00 Lipper (VIP)      $39,172 S&P 500(3)
          Gibraltar Fund(1)                         Growth Avg(2)
87             10,000                                  10,000                        10,000
                7,777                                   8,305.76                      8,258.57
88              9,701.03                                9,434.12                      9,307.13
                9,772.82                                9,520.65                      9,626.4
89             11,136.1                                11,103.4                      11,216.8
               11,946.8                                12,215.5                      12,671.4
90             12,185.8                                12,718.1                      13,061.5
               11,611.8                                11,643.1                      12,277.4
91             13,577.7                                13,490.1                      14,024.3
               15,600.8                                15,883.5                      16,009.8
92             15,593                                  15,290.6                      15,902.2
               18,343.6                                17,037.5                      17,227.9
93             21,304.2                                17,987.9                      18,065.9
               22,706.1                                19,441.5                      18,960.4
94             22,190.6                                18,242.5                      18,318.9
               22,405.9                                19,032.6                      19,209.5
95             25,907.9                                22,441.4                      23,087.1
               26,692.9                                25,214.5                      26,419.5
96             29,266.1                                27,722.1                      29,085
               33,934.1                                30,417.8                      32,481.5
97             37,727.9                                34,683                        39,171.8

--------------------------------------------------------------------------------

(1) PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PORTFOLIO PERFORMANCE IS NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(2) THE LIPPER VARIABLE INSURANCE PRODUCTS (VIP) GROWTH AVERAGE IS CALCULATED BY LIPPER ANALYTICAL SERVICES, INC., AND REFLECTS THE INVESTMENT RETURN OF CERTAIN PORTFOLIOS UNDERLYING VARIABLE LIFE AND ANNUITY PRODUCTS. THESE RETURNS ARE NET OF INVESTMENT FEES AND FUND EXPENSES BUT NOT PRODUCT CHARGES.

(3) THE S&P 500 IS A CAPITAL-WEIGHTED INDEX REPRESENTING THE AGGREGATE MARKET VALUE OF THE COMMON EQUITY OF 500 STOCKS PRIMARILY TRADED ON THE NEW YORK STOCK EXCHANGE. THE S&P 500 IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS AND ADVISORY FEES ASSOCIATED WITH AN INVESTMENT IN THE PORTFOLIO. THE SECURITIES THAT COMPRISE THE S&P 500 MAY DIFFER SUBSTANTIALLY FROM THE SECURITIES IN THE PORTFOLIO. THE S&P 500 IS NOT THE ONLY INDEX THAT MAY BE USED TO CHARACTERIZE PERFORMANCE OF THIS PORTFOLIO, AND OTHER INDICES MAY PORTRAY DIFFERENT COMPARATIVE PERFORMANCE.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[CHART COMPARING RELATIVE RISKS OF INVESTMENT TYPES]
--------------------------------------------------------------------------------

INVESTMENT GOAL
Growth

TYPES OF INVESTMENTS
Primarily stocks of a diversified group of companies in a variety of industries.

INVESTMENT STYLE
This Portfolio uses a "growth" investment style to select stocks based on their potential to deliver above-average growth in revenue and earnings.



PERFORMANCE REVIEW.

Technology both helped and hurt. The technology sector had a down and up half year, coming out moderately well for the six months. Overall, our technology stocks performed well, but we had a focus on the computer networking industry, where stock prices had gotten ahead of earnings. Prices "corrected", i.e., declined slightly.

Our long-term view of the industry hasn't changed. We took some profits and expect to buy again if the sector shows the seasonal weakness it has in the past.

REAL ESTATE SAW A SUPPLY/DEMAND CORRECTION. In real estate as well, our real estate investment trusts (REITs) did not keep up with the overall stock market, as supply exceeded demand. We believe this is temporary.

STRATEGY SESSION.

TECHNOLOGY STOCKS TEND TO BE SEASONAL. The technology sector has been seasonal in the past, and we took advantage of the seasonal high to take profits. For example, we significantly reduced our holdings of Intel, which we had bought for about half their current price. We reduced the share of our portfolio in technology stocks -- we had owned proportionately more than the overall market and now we hold less. Should the seasonal pattern repeat itself this year, we'll rebuild our holdings in the summer weakness.

FINANCIALS ARE VULNERABLE TO INTEREST RATES. The financial sector did quite well in the first six months of 1997. It was the second fastest-rising sector in this hot market and we had a focus in the sector. However, we suspect that over the next half year or so, the interest rate environment will not be favorable for banks. We are taking our profits here, too, and waiting to see what happens.

RETAILERS LOOK INTERESTING IN THE CONSUMER SECTOR. We see some interesting opportunities in both consumer cyclicals and consumer growth. They include large retailing chains, such as Sears Roebuck, and drug store chains.


OUTLOOK

PORTFOLIO MANAGER

GREG P. GOLDBERG

OPPORTUNITY IN ENERGY AND UTILITIES.


"I think there are some interesting opportunities arising in the energy and utilities sectors. Some old nuclear plants are disliked by their neighbors and are uncompetitive in producing energy, but represent such a large investment that their owners cannot afford to write them off while they still work. It is to everyone's advantage to decommission these plants as soon as possible, and I expect governments to provide tax concessions to make it financially feasible for their owners to do so. Getting rid of these anchors will improve the competitiveness of their owners. Over the long term, I believe demand for energy is stronger than supply, but the balance will be volatile in the short term. I favor oil service companies that develop the infrastructure that is needed to process oil, no matter who finds or sells the oil. The next phase in the industry belongs to the service companies."

[PHOTO]
PORTFOLIO MANAGER
GREG P. GOLDBERG



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION

                    6/30/97   12/31/96
                    -------   --------

Consumer Growth       29%       16%
Energy                17%       11%
Finance               15%       20%
Technology            14%       23%
Consumer Cyclical      8%        6%
Utility                7%        1%
Industrial             6%       11%
Cash                   4%       12%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOP TEN HOLDINGS


                                6/30/97
                                -------

Novartis Corp.                   3.8%
Aetna, Inc.                      3.1%
First Nat'l Bank of Chicago      3.1%
Uniphase Corp.                   2.7%
Smith International, Inc.        2.6%
Schlumberger LTD.                2.6%
UCAR International Inc.          2.3%
Unilever NV-ADR                  2.2%
Exxon Corp.                      2.1%
Sears Roebuck & Co.              2.1%
--------------------------------------------------------------------------------
SOURCE: PRUDENTIAL. HOLDINGS ARE SUBJECT TO CHANGE.

                            FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTAR FUND

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)
June 30, 1997
  ASSETS
    Investments, at value (cost:
      $261,403,385)............................  $  316,514,393
    Cash.......................................         184,160
    Receivable for investments sold............       1,652,544
    Interest and dividends receivable..........         486,155
                                                 --------------
      Total Assets.............................     318,837,252
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,411,380
    Payable to investment adviser..............          91,580
    Accrued expenses...........................          59,271
                                                 --------------
      Total Liabilities........................       4,562,231
                                                 --------------
  NET ASSETS...................................  $  314,275,021
                                                 --------------
                                                 --------------
  Net assets were comprised of:
    Common stock, at $1 par value..............  $   26,075,277
    Paid-in capital, in excess of par..........     214,437,632
                                                 --------------
                                                    240,512,909
  Undistributed net investment income..........         252,981
  Accumulated net realized gains on
    investments................................      18,398,123
  Net unrealized appreciation on investments...      55,111,008
                                                 --------------
    Net assets, June 30, 1997..................  $  314,275,021
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share (26,075,278 outstanding shares of
      common stock; authorized 75,000,000
      shares)..................................  $        12.05
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
(UNAUDITED)
Six Months Ended June 30, 1997
  INVESTMENT INCOME
    Dividends (net of $5,363 foreign
      withholding taxes).......................  $     2,076,637
    Interest...................................        1,050,325
                                                 ---------------
                                                       3,126,962
                                                 ---------------
  EXPENSES
    Investment advisory fee....................          183,446
    State franchise tax expense................           30,000
    Miscellaneous expenses.....................            9,905
    Directors' fees............................            4,000
    Custodian expense..........................            2,000
                                                 ---------------
    Total expenses.............................          229,351
                                                 ---------------
  NET INVESTMENT INCOME........................        2,897,611
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       18,398,123
    Net change in unrealized appreciation on
      investments..............................        9,994,141
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       28,392,264
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    31,289,875
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)
                                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                               JUNE 30, 1997      DECEMBER 31, 1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      2,897,611     $     3,868,291
    Net realized gain on investments.......................................................         18,398,123          35,522,025
    Net change in unrealized appreciation on investments...................................          9,994,141          28,188,380
                                                                                             ------------------  -------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................................         31,289,875          67,578,696
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................         (3,247,184)         (3,659,501)
    Distributions from net realized capital gains..........................................        (11,966,730)        (31,301,947)
                                                                                             ------------------  -------------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS........................................................        (15,213,914)        (34,961,448)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock issued in reinvestment of dividends and distributions [1,274,527 and
     2,971,950 shares, respectively].......................................................         15,213,914          33,969,659
    Capital stock repurchased [1,565,443 and (2,374,885) shares, respectively].............        (18,311,475)        (26,513,694)
                                                                                             ------------------  -------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS................         (3,097,561)          7,455,965
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         12,978,400          40,073,213
  NET ASSETS:
    Beginning of period....................................................................        301,296,621         261,223,408
                                                                                             ------------------  -------------------
    End of period..........................................................................   $    314,275,021     $   301,296,621
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            SCHEDULE OF INVESTMENTS
                          PRUDENTIAL'S GIBRALTAR FUND

JUNE 30, 1997 (UNAUDITED)

LONG-TERM INVESTMENTS -- 96.0%
                                                                       VALUE
COMMON STOCKS -- 92.5%                                 SHARES         (NOTE 1)
                                                    -------------  --------------
BANKS AND SAVINGS & LOANS -- 0.9%
  Chase Manhattan Corp............................         30,500  $    2,960,406
                                                                   --------------
CHEMICALS -- 0.7%
  Agrium, Inc.....................................        192,300       2,211,450
                                                                   --------------
COMPUTER SERVICES -- 6.2%
  3Com Corp. (a)..................................         65,000       2,925,000
  Cisco Systems, Inc. (a).........................         71,100       4,772,587
  Computer Associates International, Inc..........         62,300       3,469,331
  Larscom, Inc. (Class 'A' Stock) (a).............        175,900       1,890,925
  Microsoft Corp., (a)............................         51,000       6,445,125
                                                                   --------------
                                                                       19,502,968
                                                                   --------------
DIVERSIFIED OPERATIONS -- 1.8%
  General Electric Co.............................         86,500       5,654,937
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 8.4%
  Johnson & Johnson...............................         82,000       5,278,750
  Novartis Corp., AG ADR (Switzerland)............        150,600      12,048,000
  Pfizer, Inc.,...................................         51,600       6,166,200
  Pharmacia & Upjohn, Inc. (a)....................         85,000       2,953,750
                                                                   --------------
                                                                       26,446,700
                                                                   --------------
ELECTRONICS -- 3.2%
  Intel Corp......................................         11,000       1,559,937
  Uniphase Corp. (a)..............................        146,100       8,510,325
                                                                   --------------
                                                                       10,070,262
                                                                   --------------
FINANCIAL SERVICES -- 4.6%
  Federal National Mortgage Association...........        150,000       6,543,750
  Imperial Credit Industries, Inc. (a)............         76,800       1,579,200
  The Money Store, Inc............................        219,100       6,285,431
                                                                   --------------
                                                                       14,408,381
                                                                   --------------
FOOD & BEVERAGES -- 1.0%
  PepsiCo, Inc....................................         81,800       3,072,612
                                                                   --------------
HEALTHCARE -- 0.2%
  Sierra Health Services, Inc. (a)................         20,970         655,312
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 2.7%
  Columbia/HCA Healthcare Corp....................        156,800       6,164,200
  Manor Care, Inc.................................         66,400       2,166,300
                                                                   --------------
                                                                        8,330,500
                                                                   --------------
INSURANCE -- 8.7%
  Aetna, Inc......................................         96,700       9,899,662
  American International Group, Inc...............         18,170       2,714,144
  CIGNA Corp......................................         35,400       6,283,500
  Provident Companies, Inc........................         59,000       3,156,500
  Travelers Group Inc.............................         84,133       5,305,637
                                                                   --------------
                                                                       27,359,443
                                                                   --------------
LEISURE -- 4.8%
  Carnival Corp. (Class 'A' Stock)................        130,100       5,366,625
  Hilton Hotels Corp..............................        185,500       4,927,344
  La Quinta Inns, Inc.............................        222,300       4,862,813
                                                                   --------------
                                                                       15,156,782
                                                                   --------------
METALS-FERROUS -- 2.3%
  UCAR International, Inc. (a)....................        156,100       7,141,575
                                                                   --------------

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 1)
                                                    -------------  --------------
METALS-NON FERROUS -- 1.5%
  Aluminum Company of America.....................         63,800  $    4,808,925
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 2.1%
  Unilever N.V., ADR, (United Kingdom)............         31,000       6,758,000
                                                                   --------------
OIL & GAS -- 6.3%
  Alberta Energy Co., Ltd.........................        111,600       2,803,950
  Exxon Corp......................................        108,600       6,678,900
  McDermott International, Inc....................        213,500       6,231,531
  Texaco, Inc.....................................         38,500       4,186,875
                                                                   --------------
                                                                       19,901,256
                                                                   --------------
OIL & GAS SERVICES -- 10.8%
  B.J. Services Co. (a)...........................        113,100       6,064,988
  Bouyges Offshore SA, ADR, (France) (a)..........        208,700       2,608,750
  Input/Output, Inc. (a)..........................         76,400       1,384,750
  J. Ray McDermott, SA............................        126,600       3,418,200
  Parker & Parsley Petroleum Co...................        110,500       3,908,938
  Schlumberger Ltd................................         65,400       8,175,000
  Smith International, Inc. (a)...................        135,600       8,237,700
                                                                   --------------
                                                                       33,798,326
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 5.5%
  Crescent Operating, Inc.........................         11,170         134,040
  Crescent Real Estate Equities, Inc..............        111,700       3,546,475
  Developers Diversified Realty...................         89,000       3,560,000
  Equity Residential Properties Trust.............         86,700       4,118,250
  Meditrust Corp..................................         26,800       1,068,650
  Patriot American Hospitality, Inc...............        191,800       4,890,900
                                                                   --------------
                                                                       17,318,315
                                                                   --------------
RETAIL -- 8.4%
  American Stores Co..............................         90,300       4,458,563
  CVS Corp........................................         94,900       4,863,625
  Sears, Roebuck & Co.............................        124,000       6,665,000
  The Gap, Inc....................................        103,000       4,004,125
  Toys 'R' Us, Inc. (a)...........................        181,000       6,335,000
                                                                   --------------
                                                                       26,326,313
                                                                   --------------
TELECOMMUNICATIONS -- 3.6%
  ADC Telecommunications, Inc. (a)................         92,325       3,081,347
  Ascend Communications, Inc. (a).................         56,600       2,228,625
  Glenayre Technologies, Inc. (a).................        116,300       1,904,413
  Westell Technologies, Inc. (a)..................        168,900       4,222,500
                                                                   --------------
                                                                       11,436,885
                                                                   --------------
TOBACCO -- 1.8%
  Phillip Morris Co. Inc.,........................        127,400       5,653,375
                                                                   --------------
UTILITY - COMMUNICATIONS -- 0.9%
  BellSouth Corp..................................         60,200       2,791,775
                                                                   --------------
UTILITY - ELECTRIC -- 6.1%
  Duke Power Co...................................        100,000       4,793,750
  Long Island Lighting Co.........................         76,800       1,766,400
  Pinnacle West Capital Corp......................        137,000       4,118,563
  Texas Utilities Co..............................         98,600       3,395,538
  Unicom Corp.....................................        222,700       4,955,075
                                                                   --------------
                                                                       19,029,326
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $235,818,930)............................................     290,793,824
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

JUNE 30, 1997 (UNAUDITED)

                                                                       VALUE
PREFERRED STOCKS -- 2.1%                                              (NOTE 1)
                                                                   --------------
FINANCIAL SERVICES -- 0.1%
  Advanta Corp. (Class 'B' Stock).................         10,150  $      347,638
                                                                   --------------
RETAIL -- 2.0%
  Kmart Corp. (Cum. Conv.)........................        113,800       6,244,775
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $6,138,093)..............................................       6,592,413
                                                                   --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
CONVERTIBLE BONDS -- 1.4%                              RATING       (000)
                                                    ------------  ---------
COMPUTER SERVICES -- 0.3%
  The Learning Co., Inc.
    5.50%, 11/01/00...............................       NR       $   1,280       1,049,600
                                                                             --------------
RETAIL -- 1.1%
  Sunglass Hut International
    5.25%, 06/15/03...............................       B2           4,595       3,279,681
                                                                             --------------
TOTAL CONVERTIBLE BONDS
  (cost $4,647,487)........................................................       4,329,281
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $246,604,510)......................................................     301,715,518
                                                                             --------------

SHORT-TERM INVESTMENTS -- 4.7%
COMMERCIAL PAPER -- 1.6%
  Citicorp,
    5.90%, 07/10/97...............................       P3           5,000       4,992,875
                                                                             --------------
TIME DEPOSIT -- 3.1%
  First National Bank of Chicago,
    6.25%, 07/01/97...............................       P1           9,806       9,806,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $14,798,875).......................................................      14,798,875
                                                                             --------------
TOTAL INVESTMENTS -- 100.7%
  (cost $261,403,385; Note 3)..............................................     316,514,393
                                                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)............................      (2,239,372)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $  314,275,021
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

                      NOTES TO THE FINANCIAL STATEMENTS OF
                          PRUDENTIAL'S GIBRALTER FUND

NOTE 1:  ACCOUNTING POLICIES

Prudential's Gibralter Fund (the 'Fund') is a Delaware Corporation is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund was organized by The Prudential to serve as the investment medium for the variable contracts accounts of The Prudential Financial Security Program. The Fund does not sell its shares to the public. The accounts will redeem shares of the Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

SECURITIES VALUATION: Securities traded on a national securities exchange are valued at the last sales price (or the mean between the last bid and asked price if there were no sales of the security that day) on the New York Stock Exchange, or if not traded on such exchange, such last sales or mean price at the time of close of the New York Stock Exchange on the principal exchange on which such securities are traded on the last business day of the year. For any securities not traded on a national securities exchange but traded in the over-the-counter market, the value is the mean between the last bid and asked price available, except that securities for which quotations are furnished through a nationwide automated quotation system approved by the National Association of Securities Dealers, Inc. (NASDAQ) are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices on the date of valuation provided by a pricing service which utilizes NASDAQ quotations. Short-term investments are valued at amortized cost which, with accrued interest, approximates market value. Amortized cost is computed using the cost on the date of purchase adjusted for constant amortization of discount or premium to maturity.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and net realized capital gains of the Fund will normally be declared and reinvested in additional full and fractional shares twice a year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

NOTE 2:  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE: The investment advisory fee, which is computed daily at an effective annual rate of .0125% of the net assets of the Fund, is payable quarterly to The Prudential Insurance Company of America ('The Prudential') as required under the investment advisory agreement. Prudential pays all expenses of the Fund except for fees and expenses of those members of the Fund's Board of Directors who are not officers or employees of The Prudential and its affiliates; transfer and any other local, state or federal taxes; and brokers' commissions and other fees and charges attributable to investment transactions.

                                       C1

During the period ended June 30, 1997, Prudential Securities Incorporated, an affiliate of The Prudential, earned approximately $12,060 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

NOTE 3:  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 1997 aggregated $185,855,217 and $177,440,043, respectively.

The federal income tax basis of the Fund's investments at June 30, 1997 was $261,413,988 and, accordingly, net unrealized appreciation for federal income tax purposes was $55,100,405 (gross unrealized appreciation $58,861,931; gross unrealized depreciation $3,761,526).

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS                              Year ended
                                            ENDED                               December 31,
                                          JUNE 30,     ---------------------------------------------------------------
                                            1997          1996        1995(a)      1994(a)      1993(a)      1992(a)
                                         -----------   -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...    $  11.43      $   10.14    $    9.40    $   11.29    $   11.13    $   11.39
                                         -----------   -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................        0.11           0.16         0.18         0.21         0.18         0.18
Net realized and unrealized gains
  (losses) on investments..............        1.08           2.56         1.65        (0.40)        2.43         1.77
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total from investment operations...        1.19           2.72         1.83        (0.19)        2.61         1.95
                                         -----------   -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.12)         (0.15)       (0.17)       (0.22)       (0.19)       (0.19)
Distributions for realized gains.......       (0.45)         (1.28)       (0.92)       (1.48)       (2.26)       (2.02)
                                         -----------   -----------  -----------  -----------  -----------  -----------
    Total distributions................       (0.57)         (1.43)       (1.09)       (1.70)       (2.45)       (2.21)
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net Asset Value, end of period.........    $  12.05      $   11.43    $   10.14    $    9.40    $   11.29    $   11.13
                                         -----------   -----------  -----------  -----------  -----------  -----------
                                         -----------   -----------  -----------  -----------  -----------  -----------
TOTAL INVESTMENT RETURN(b).............       11.18%         27.13%       19.13%       (1.33)%       23.79%       17.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................      $314.3         $301.3       $261.2       $242.5       $264.3       $230.1
Ratios to average net assets:
  Expenses.............................        0.15%(c)        0.16%        0.14%        0.15%        0.16%        0.19%
  Net investment income................        1.94%(c)        1.38%        1.68%        1.98%        1.45%        1.58%
Portfolio turnover rate................          65%            97%         105%          93%          92%          73%
Average commission rate paid per
  share................................     $0.0576        $0.0576          N/A          N/A          N/A          N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.

(c) Annualized.

--------------------------------------------------------------------------------

BOARD OF
DIRECTORS                 PRUDENTIAL'S GIBRALTAR FUND

MENDEL A. MELZER           W. SCOTT McDONALD, JR.,    JONATHAN M. GREENE
  CHAIRMAN,                  PhD.                       PRESIDENT,
  PRUDENTIAL'S GIBRALTAR     VICE PRESIDENT,            PRUDENTIAL'S GIBRALTAR
  FUND                       KALUDIS CONSULTING         FUND
                             GROUP

          SAUL K. FENSTER, PhD.              JOSEPH WEBER, PhD.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

--------------------------------------------------------------------------------

                                       C2

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
This report is authorized for use with prospective investors only when preceded or accompanied by current prospectuses for Systematic Investment Plan Contracts, Variable Annuity Contracts and Prudential's Gibraltar Fund. These prospectuses contain more information concerning sales charges and other material facts and should be read carefully before you invest or send money.


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Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock-Registered Trademark-. Since 1875, Prudential has been helping individuals and families meet their financial needs.



P.O. Box 197                                                    -------------
Minneapolis, MN 55440-0197                                        Bulk Rate
                                                                U.S. Postage
Address Service Requested                                           PAID
                                                                 Prudential
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FSP SAR 6/97                 Printed in the U.S.A.              PI-MV-0797-1190
                               on recycled paper.              MRA-1997-A017124